Equity Attributable To Other Equity Instruments Holders	6 Months Ended
Sep. 30, 2021
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Equity Attributable to Other Equity Instruments Holders
12	EQUITY ATTRIBUTABLE TO OTHER EQUITY INSTRUMENTS HOLDERS
Equity attributable to other equity instruments holders at September 30, 2021 and March 31, 2021 consisted of the following:

	At September 30, 2021	At March 31, 2021
	(In millions)
Perpetual subordinated bonds	¥651,874	¥648,536

Total equity attributable to other equity instruments holders	¥651,874	¥648,536

SMFG issued perpetual subordinated bonds, which are Basel
III-compliant
Additional Tier 1 capital instruments and are classified as equity under IFRS.
The bonds bear a fixed rate of interest until the first call date. After the first call date, they will bear floating rate of interest unless they are redeemed. SMFG may at any time and in its sole discretion, elect to cancel any interest payment. If cancelled, interest payments are non-cumulative
and will not increase to compensate for any short-fall in interest payments in any previous year.
These bonds are undated, have no final maturity date and may be redeemed at SMFG’s option, in whole, but not in part, on the first call date or any interest payment dates thereafter subject to prior confirmation of the Financial Services Agency of Japan (“FSA”).

The principal amount of the bonds may be written down upon the occurrence of certain trigger events. For example, if the Common Equity Tier 1 capital ratio falls below 5.125% (“Capital Ratio Event”), the principal amount required to fully restore the Common Equity Tier 1 capital ratio above 5.125% will be written down.
The principal amount of the bonds which has been written down due to a Capital Ratio Event may be reinstated at SMFG’s option, subject to prior confirmation of the FSA that the Common Equity Tier 1 capital ratio remains at a sufficiently high level after giving effect to such reinstatement.